Exhibit 10.5.13

OMNIBUS CERTIFICATE
(IMPETRO RESOURCES, LLC)

I, Michael J. Pawelek, the President and Chief Executive Officer of ImPetro Resources, LLC, a Delaware limited liability company (the “Company”), (a) hereby deliver this certificate pursuant to that certain Credit Agreement dated June 27, 2013, (the “Credit Agreement”) between Starboard Resources, Inc., a Delaware corporation (the “Borrower”) and Independent Bank, a Texas banking association, (the “Lender”), all the defined terms of the Credit Agreement being incorporated herein by reference the same as if set forth herein verbatim, and (b) hereby certify to the Lender, with the knowledge and intent that the Lender may, without any investigation on its part, rely fully upon the matters herein in connection with extensions of credit by the Lender to the Borrower, that the following matters are true and correct on the date hereof:

(i) Resolutions.  Attached hereto as Exhibit A is a true and correct copy of resolutions relating to the Credit Documents which have been duly and unanimously adopted by the written consent of the sole Member of the Company, and none of such resolutions has been amended, modified or repealed in any respect, and all of such resolutions are in full force and effect on the date hereof.

(ii) Incumbency.  Each of the named individuals are the duly elected, qualified and acting officers of the Company, and hold the offices set forth opposite their respective names as of the date hereof, and the signatures set opposite the respective names and titles of said officers are their true and authentic signatures:

Name	Title	Specimen Signature
Michael J. Pawelek	President/CEO

(iii) Articles of Organization.  Attached hereto as Exhibit B is a true and correct copy of the Articles of Organization establishing the Company as a limited liability company, together with all amendments thereto through the date hereof.

(iv) Company Agreement.  Attached hereto as Exhibit C is a true and correct copy of the Company Agreement of the Company in effect on the date hereof.

(v) Default.  To the best knowledge of the undersigned, no Default has occurred and is continuing under the terms of the Credit Agreement and the making of the initial loan will not cause a Default to occur.

(vi) Organization, Standing, Qualification.  To the best knowledge of the undersigned, the Company (a) is a limited liability company duly organized, validly existing and in good standing under the laws of its state of Delaware, (b) has all requisite power to conduct its business and to execute and deliver and perform its obligations under, the Credit Documents, and (c) is duly qualified to transact business as a foreign corporation in each jurisdiction where the nature of its business requires the same.

(vii) Representations.  To the best knowledge of the undersigned, the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof.

IN WITNESS WHEREOF, I have duly executed this certificate as of June 27, 2013.

_______________________________________________
Michael J. Pawelek, President/CEO of ImPetro Resources, LLC

EXHIBIT A

RESOLUTIONS OF SOLE MEMBER OF
IMPETRO RESOURCES, LLC

WHEREAS, Starboard Resources, Inc., a Delaware corporation (the “Borrower”), desires to enter into a Credit Agreement (the “Credit Agreement”) with Independent Bank (the “Lender”) for the purpose of borrowing up to $100,000,000 and to deliver that certain proposed promissory note to be executed by the Company and payable to the order of the Lender in the original principal amount of $100,000,000 (the “Note”); and

WHEREAS, in order to secure the indebtedness of the Borrower to the Lender, the Lender has required the Borrower to obtain the guaranty (the “Guaranty”) of ImPetro Resources, LLC, a Delaware limited liability company (the “Company”); and

WHEREAS, in order to secure the indebtedness of the Borrower to the Lender and of the Company under its Guaranty, the Lender has required the Company to execute and deliver to the Lender security agreements and other agreements covering certain properties of the Company (the “Security Documents”); and

WHEREAS, the Credit Agreement, the Note, the Guaranty, the Security Documents and all other mortgages, deeds of trust, security agreements, financing statements, guaranties, intercreditor agreements and other documents, agreements and instruments to be executed and delivered in connection with the Credit Agreement (collectively, the “Credit Documents”) have been submitted to and reviewed by each of the managers and members of the Company;

WHEREAS, the sole Member of the Company has considered the risks to the Company and the benefits that will be received upon executing the Guaranty and thereby allowing Borrower to have access to the Loan.

NOW, THEREFORE, BE IT RESOLVED, that in the judgment of the sole Member of the Company, the execution and delivery of the Guaranty and the other Credit Documents may reasonably be expected to benefit the Company, directly or indirectly; and

FURTHER RESOLVED, that the form, terms and provisions of the Credit Documents, including all exhibits, schedules and attachments thereto, are hereby approved in all respects, and the execution and delivery thereof, and the performance thereunder by the Company are hereby authorized, approved and directed; and

FURTHER RESOLVED, that the sole Member or any duly appointed officer of the Company be, and each hereby is, authorized, empowered and directed to execute the Credit Documents to which the Company is a party for and on behalf and in the name of the Company, with such changes in the terms and provisions thereof as he shall, in his sole discretion, deem necessary or desirable and in the best interest of the Company, his signature being conclusive evidence that he did so deem any such changes to be necessary or desirable and in the best interest of the Company; and

FURTHER RESOLVED, that the sole Member or any duly appointed officer of the Company be, and each hereby is, authorized, empowered and directed to perform all acts and to do all things which he may deem necessary or desirable to consummate the transactions contemplated by the Credit Documents, with such modifications, amendments or future agreements as he shall, in his sole discretion, deem necessary or desirable and in the best interest of the Company, his performance of any acts for and on behalf and in the name of the Company to be conclusive evidence that he did so deem such to be necessary or desirable; and

FURTHER RESOLVED, that the sole Member or any duly appointed officer of the Company be, and each hereby is, authorized and directed to execute and deliver all other documents, instruments and agreements, to waive any or all conditions, and to do all things necessary or helpful to carry out the purposes of the foregoing resolutions, and all acts and deeds of the officers of the Company which are consistent with the purposes and intent of the foregoing resolutions shall be, and the same hereby are, in all respects ratified, approved, confirmed and adopted as the acts and deeds of the Company, and the execution and delivery of any such documents, or the waiver of such conditions, and the doing and performance of such acts and deeds shall be conclusive evidence that he deemed such execution and delivery, such waiver or such action to be consistent with the purpose and intent of these resolutions; and

FURTHER RESOLVED, that the sole Member or any duly appointed officer of the Company be, and each hereby is, authorized and directed to certify and attest any documents, instruments and agreements which he may deem necessary or appropriate to consummate the transactions contemplated by the Credit Documents, but such certification or attestation shall not be required for the validity of the particular document, instrument or agreement.

FURTHER RESOLVED, that the foregoing resolutions shall apply to the authority of the sole Member of the Company to enter into amendments or supplements to the foregoing Credit Documents in the future and to create liens in favor of the Lender in the future on other or additional assets and properties of the Company as security for the obligations represented by the Credit Documents unless and until the Company shall have delivered a letter to the Lender by certified mail retracting such authority, which letter must specifically refer to these resolutions.

IN WITNESS WHEREOF, the undersigned has executed this Consent as of the 27th day of June, 2013.

SOLE MEMBER: Starboard Resources, Inc., a Delaware limited liability company

By:
Michael J. Pawelek, its President

Exhibit B

Certificate of Formation of Company
(to be attached)

Exhibit C

Company Agreement
(to be attached)